                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 10, 2001

                               LifeMinders, Inc.
                               -----------------
            (Exact Name of Registrant as Specified in its Charter)


Delaware                                  0-28133                     52-1990403
-------                                   -------                     ----------
                                   (Commission File Number)    (IRS Employer Identification
(State or Other Jurisdiction                                    Number)
of Incorporation)

13530 Dulles Technology Drive                                          20170
Suite 500                                                            ---------
Herndon, Virginia                                                    (Zip Code)
---------------------------------
(Address of Principal Executive
 Offices)


Registrant's Telephone Number, including Area Code:       (703) 793-8210
                                                          --------------

          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events
           ------------

     On May 10, 2001, LifeMinders, Inc. (the "Company") issued a press release announcing results for the first quarter ending March 31, 2000. The Company also announced in that press release that it is scaling back its business operations and that it will continue to evaluate strategic alternatives. A copy of the Company's press release is attached to this current report on Form 8-K. Such press release is incorporated by reference into this Item 5 and the foregoing description of such press release is qualified in its entirety by reference to such exhibit.

     The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties, which are described in LifeMinders, Inc.'s filings with the Securities and Exchange Commission. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. LifeMinders, Inc. undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.


Item 7.    Financial Statements and Exhibits
           ---------------------------------

     (c)  Exhibits

Exhibit Number                     Exhibit
--------------                     -------
99.1                               Press Release issued May 10, 2001, by
                                   LifeMinders, Inc.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LifeMinders, Inc.

                              By:  /s/ Joseph S. Grabias
                                   ------------------------------
                                   Joseph S. Grabias
                                   Chief Financial Officer

Dated:    May 10, 2001

                               INDEX TO EXHIBITS


Exhibit Number                     Exhibit
--------------                     -------
99.1                               Press Release issued May 10, 2001, by
                                   LifeMinders, Inc.